Schedule of long term borrowings (Details) - USD ($)		Dec. 31, 2025	Dec. 31, 2024
Broker-Dealer [Abstract]
2025		$ 1,150,386
2026
2027
Total	[1]	$ 1,150,386	$ 3,684,171

[1]	As of December 31, 2025, the Company obtained several unsecured long-term loans for two to five years. Interest rates ranged from 12.0% to 15.0% per annum, respectively. As of December 31, 2025, the weighted average interest rate of these borrowings was 12.6% per annum. The borrowings are denominated in HK$ and US$.